Marizyme Biotech Showcase 2021

Presentation Script January 2021

- **SLIDE 1 - Title Talk.**
  Hello my name is Dr. Neil Campbell, and I am the President and CEO of Marizyme. My contact details are at the bottom of the slide.

  I thank you for your interest today in the company. This presentation and my comments are meant as an introduction to the company.

- **SLIDE 2 – Safe Harbor Statements.**
  As Marizyme is a public company I bring to you Safe Harbor notice of this presentation and corresponding comments will contain forward-looking statements.

- **SLIDE 3 – Presentation Agenda.**
  During today's presentation, I will cover the following areas.

- **SLIDE 4 – Company Overview Section Slide.**
  Let us start with a brief overview of the company.

- **SLIDE 5 – Marizyme Company Overview.**
  Marizyme is an integrated life sciences company focusing on devices and therapeutics that provide protection and enhancement of cellular functions.

  Our flagship product, DuraGraft, is an intra-operative vascular graft solution the inhibits endothelial cell damage during harvesting and grafting of veins in coronary artery bypass grafting or CABG.

  DuraGraft is approved for use in CABG outside the United States, but not yet approved in the United States.

- **SLIDE 6 – Marizyme's Current Structure.**

  Marizyme is building its business by developing and commercializing medical devices, therapeutics and related products that focus on cellular protection and enhancement in a wide range of disorders and diseases.

  Marizyme currently has 2 platform-based, wholly-owned subsidiaries: Somahlution and Marizyme Sciences.

  Marizyme through its acquisition of Somahlution in the Fall of 2020 has acquired a platform of science and technologies called SOMA that will allow the company the potential to advance our R&D and commercial interests moving forward.

  the first commercial product, DuraGraft, has come from this acquisition and I will talk more about DuraGraft during this presentation.

  The other major science and technology platform that is within the company resides in our Marizyme Sciences, Inc. subsidiary or "MSI"

  MSI currently houses a potentially powerful platform through our Krillase assets which are also proprietary and have both pre-clinical and clinical products in development.

  We announced some partnership deals late last year involving the Krillase platform. Although I won't cover the MSI platform today, the company will discuss more of its proprietary intellectual property at a later date.

- **SLIDE 7 – Value Proposition Introduction.**

  Marizyme's suite of platform technologies around cell protection and enhancement provide a unique value proposition for investors, commercial payors, clinicians, strategics and most importantly, patients.

- **SLIDE 8 – Why Cellular Protection?**

  Our focus is targeting the cells involved in disorders and diseases by

understanding the key drivers promoting cell health and enhancement such as:

- maintaining cell viability
- protecting cell function
- promoting cell structural integrity
- supporting cell-to-cell communications
- and maintaining proper tissue architecture and function

- **SLIDE 9 – Science & Technology Introduction.**

- **SLIDE 10 – Marizyme's Technology for Cellular Targeting.**
  Our approach with our science and technology is to

  - Enhance and protect endothelial cells;

  - Support positive cell-to-cell communications in the microenvironment;

  - Provide effective immune responses to include downregulating inflammatory responses and;

  - supporting and maintaining cell structure and function.

- **SLIDE 11 – Marizyme's Soma™ Technology Platform.**

  - Marizyme's Soma platform provides benefits in these 4 areas involving cells.

  - Our 1st targeted indication, which is currently on market outside the United States focuses on Coronary Artery Bypass Grafting or CABG.

  - We also remain interested in expanding our cardiovascular franchise through a combination of organic and strategic partnerships.

- **SLIDE 12 – Coronary Artery Bypass Grafting (CABG)**

  - CABG involves the constructing of an alternative path to bypass occluded arteries and restore blood flow to the patient;

  - Saphenous vein grafts are the most common and are taken from leg veins as you can see from the graphic on the slide;

  - All saphenous vein grafts experience endothelial cell damage during harvesting and storage of the vein(s). This damage is referred to as vein graft disease (VGD) impairing post-operative healing and longer-term clinical outcomes.

  - The complications for the patient and healthcare provider are economic, quality of life and morbidity.

- **SLIDE 13 - Intraoperative Endothelial Damage and Graft Disease.**

  - Within minutes of the harvesting of veins, cell damage starts;

  - a series of platelets, inflammatory cells and thrombi appear a the sites of harvest causing injury;

  - within days to weeks, the smooth cells proliferate, and a thickening of the walls of the veins;

  - This ischemic endothelial cell damage is rapid and irreversible.

  A window to act is possible with DuraGraft:

  - DuraGraft can address the in-procedure CABG complications and the resulting poor clinical outcomes by enhancing and preserving the cellular function of the endothelial cells and attenuating the effects of Ischemic injury.

- **SLIDE 14 – DuraGraft – Intraoperative Endothelial Damage and Graft Disease.**

  - More specifically, the ischemic damage to the vein graft can result in:

  - repeat revascularization procedures;
  - possibilities of myocardial infarction;
  - re-admission due to complications post-surgery;
  - angina;
  - poorer quality of life.

- **SLIDE 15 – Clinical Studies Section Slide**

- **SLIDE 16 – DuraGraft Solution vs. Current Standard of Care.**

  - DuraGraft prevents cell death, damage and dysfunction thereby preventing vein graft disease from occurring.

  - On the right side of the slide you will see a picture of cells stained. The cells on the left of the picture show that DuraGraft treated cells remain viable and healthy whereas, the standard of care saline buffer shows a majority of dead cells due to ischemic injury.

- **SLIDE 17 – DuraGraft Clinical Data 1 Set – VA Boston Healthcare.**

  - In our first study conducted at the VA Boston, there were 2,436 CABG patients in a retrospective design of DuraGraft vs. Standard of Care.

  - there were durable reductions in long-term clinical events over a period of 3 to 14 years;

  - On the right of the slide you can see the degree of reductions in severe adverse events with:
  - 45% reduction in MIs
  - 35% reduction in repeat revascularization and
  - 19% reduction in Major Adverse Cardiovascular Events or MACE.

- **SLIDE 18 – DuraGraft Clinical Data 2 – European Pilot Study.**

  - This study was a five-year look at 630 CABG patients in Europe.

  - a significant reduction is long-term clinical events with DuraGraft over a period of 30 days to 5 years.

  - there were reductions of:
  - 70% in Mis
  - 57% in repeat revascularizations
  - 23% in all deaths reported, and
  - 37% in MACE versus the Standard of Care of Saline.

- **SLIDE 19 – Commercialization Section Slide.**

- **SLIDE 20 – Marizyme's Commercial Approach.**

  - The great news about platform technologies is there are many shots on goal. The not so great news is there are multiple options to pursue.

  - Marizyme will look at multiple options as a way to de-risk execution risks with options for commercialization both organically and with strategic options.

  - having the multiple options creates more opportunities for revenue growth and monetization of assets that we do not develop wholly ourselves.

  - we believe that this approach can lead to a situation over the coming years to a "sum of the pieces is worth more than the whole" in terms of accretive value growth of the company.

- **SLIDE 21 – DuraGraft – Intraoperative Endothelial Damage and Graft Disease.**

  - As I have said earlier, DuraGraft for CABG is our initial commercial revenue focus and the benefits as you can see are outlined on the right of the slide.

- **SLIDE 22 – DuraGraft – CABG**

  - The current product format available for sale outside the United States can be seen here on the left of the slide.

- **SLIDE 23 – DuraGraft vs. Stand of Care Buffers.**

  - As we enter 2021 with a focused commercialization plan for DuraGraft outside of the United States - - you can see here on the right of the slide – THE SIDE-BY-SIDE COMPARISON DuraGraft vs. Standard of Care.

- **SLIDE 24 – DuraGraft Commercial Focus in 2021 for CABG**

  - we are excited by the potential of DuraGraft for CABG in the international markets.

  - this slide shows the approved countries, currently at 35 in the dark maroon.

  - the pending countries where we are working to finalize selling requirements.

  - and the targeted countries where we will work to bring them into our commercial planning activities.

- **SLIDE 25 – Management Section Slide.**

- **SLIDE 26 – Marizyme's Leadership.**

  - Our management team is very experienced in R&D and bringing Marizyme type products to market. We are also have deep expertise in channel distribution and market access requirements.

  - We are building a world class board of directors and advisory board as we progress the maturation of the company.

- **SLIDE 27 - Summary Section Slide.**

- **SLIDE 28 – Summary – Marizyme's Value Proposition.**

  - Marizyme is an integrated life science company focusing on preserving and enhancing cellular function for a variety of disorders and diseases.

  - Our initial focus is on the cardiovascular space.

- **SLIDE 29 – Summary – The DuraGraft Advantage in CABG.**

  - DuraGraft has expansive pre-clinical and clinical studies supporting the use of DuraGraft for CABG and will serve as our first commercial indication for revenue generation in 2021.

- **SLIDE 30 – Summary – Marizyme's Commercial Approach.**

  - 2 platform technologies give us multiple shots on goal for the potential to increase our Alpha and de-risk our Beta in our commercial execution.

  - Marizyme seeks to utilize a variety of commercial and R&D options to further our platforms with organic growth and outside monetization approaches.

- **SLIDE 31 – Summary – Marizyme Structured for Success.**

  - we believe our structured approach for operations and commercial development will provide for a "sum of the pieces is worth more than the whole" opportunity for the company.

- **SLIDE 32 – Thank You Slide.**